UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                   May 9, 2002
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                             EDGAR Filing.net, Inc.
                -------------------------------------------------
              Exact Name of Registrant as Specified in its Charter


         Nevada                   000-29449                       88-0429638
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State or other               Commission File                       IRS Employer
Jurisdiction of                 Number                           Identification
  Incorporation                                                        Number




              3110 Valley View, Suite 105, Las Vegas, Nevada 89102
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            Address of Principal Executive Office, Including Zip Code


                                 (702) 876-8820
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               Registrant's Telephone Number, Including Area Code



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ITEM 1.  Changes in Control of Registrant.

         On May 9, 2002, the Company, Kamyar Beihagi, the Company's President and Director, and other shareholders of the Company (collectively, the "Selling Shareholders"), consummated a Stock Purchase Agreement (the "Agreement") with Midwest Merger Management, LLC, a privately owned Kentucky limited liability company ("Midwest") dated April 19, 2002. Pursuant to the terms of the Agreement, Midwest purchased an aggregate of 6,837,615 shares of the 7,686,125 issued and outstanding shares of the Company's common stock, par value $.001 per share, for the purchase price of $210,000 and stock consideration (the "Purchase Price"). The Purchase Price was delivered by: $110,000 in cash and a promissory note in the amount of $100,000, with interest at the rate of five percent (5%), of which $25,000 shall be paid on November 8, 2002 and $80,000 shall be paid on May 7, 2003. The Selling Shareholders shall also receive 325,000 shares of the Company's restricted common stock and 25,000 shares of free-trading common stock of Certified Services, Inc., a publicly-traded Nevada corporation.

         In addition, Mr. Beihagi in consideration for the assumption of the Company's liabilities, shall be assigned the assets of the Company, except for cash in Company's accounts, which shall remain an asset of the Company.

ITEM 5.  Other Events.

         The Company has also resolved to relocate its principal offices to 477 Madison Avenue, New York, New York.

ITEM 6.  Resignations of Registrant's Directors.

         Effective May 8, 2002, Mr. Beihagi, the Company's President, Chief Executive Officer and sole Director, and Volker Hoehne, the Company's Secretary and Treasurer, resigned. David Neely was elected by Midwest to serve as the Company's sole Director as well as its President and Secretary.

Item 7(c) Exhibits

       99.1 Stock Purchase  Agreement  dated April 29, 2002
       99.2 Promissory note dated May 8, 2002.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 14, 2002

                                                     EDGAR Filing.net, Inc.


                                                     By: /s/ David Neely
                                                       -----------------------
                                                       David Neely, President


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